MML SERIES INVESTMENT FUND
MML Growth & Income Fund
(the “Fund”)
Supplement dated July 2, 2020 to the
Prospectus dated May 1, 2020 and the
Summary Prospectus dated May 1, 2020
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately the following information replaces similar information for the Fund found under the heading Portfolio Managers in the section titled Management (page 38 of the Prospectus):
Kevin Beatty is Co-Chief Investment Officer-Equity-Americas and Portfolio Manager at MFS. He has managed the Fund since August 2010. Effective September 30, 2021, Mr. Beatty will no longer be a portfolio manager of the Fund.
Effective immediately, the following information replaces similar information for Massachusetts Financial Services Company (“MFS”) found on page 107 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Kevin Beatty
is a portfolio manager of the MML Growth & Income Fund. Mr. Beatty is Co-Chief Investment Officer-Equity-Americas of MFS and has been employed in the investment area of MFS since 2002. Effective September 30, 2021, Mr. Beatty will no longer be a portfolio manager of the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-20-02
GI-20-01